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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



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                                   FORM 8-K
                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 29, 1998



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                               CYBERCASH, INC.
            (Exact name of registrant as specified in its charter)





          DELAWARE               0-27470             54-725021
       (State or other      (Commission File     (I.R.S. Employer)
       jurisdiction of           Number)           Identification
      incorporation or                                  No.)
        organization)




          2100 RESTON PARKWAY
            RESTON, VIRGINIA                                20191
         (Address of principal                           (Zip Code)
           executive offices)






      Registrant's telephone number, including area code: (703) 620-4200


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ITEM 5.     OTHER EVENTS

On June 29, 1998, CyberCash, Inc. issued a press release announcing its preliminary estimate of revenues for the quarter ending June 30, 1998. That press release is attached hereto as Exhibit 99 and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

    99   Press Release
                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CyberCash, Inc.


June 28, 1998                           By:   /s/ James J. Condon
                                              -------------------
                                              James J. Condon
                                              Chief Operating Officer and
                                              Chief Financial Officer



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                              INDEX TO EXHIBITS


Exhibit No.     Description
-----------     -----------

   99           Press Release



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